UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2026
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BDC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K is filed by Belden Inc., a Delaware corporation (the “Company”) to file the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K relative to the completion of the acquisition reported in the Current Report on Form 8-K filed on July 1, 2026. In the originally filed Form 8-K, the Company reported it had completed its acquisition of the RUCKUS reporting segment (“Ruckus Wireless Networks”) of Vistance Networks, Inc., a Delaware corporation.

Item 9.01. Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired

Attached are the following financial statements as required by Item 9.01(a) of Form 8-K:

•The audited financial statements of Ruckus Wireless Networks, consisting of combined balance sheets as of December 31, 2025 and 2024, and the related combined statements of operations, comprehensive income (loss), equity and cash flows for the years then ended, the related notes and the Report of Independent Auditors, attached as Exhibit 99.1.

•The unaudited financial statements of Ruckus Wireless Networks, consisting of a combined balance sheet for the three months ended March 31, 2026, and the related combined condensed statements of operations, comprehensive income, equity and cash flows for the three months ended March 31, 2026 and 2025, the related notes, and the Review Report of Independent Auditors, attached as Exhibit 99.2.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the acquisition of Ruckus Wireless Networks, is included in Exhibit 99.3 hereto as required by Item 9.01(b) of Form 8-K:

•unaudited pro forma combined condensed balance sheet as of March 29, 2026;
•unaudited pro forma combined condensed statement of operations for the three months ended March 29, 2026;
•unaudited pro forma combined condensed statement of operations for the year ended December 31, 2025; and
•notes to unaudited pro forma combined condensed consolidated financial information.

(d) Exhibits

Exhibit Number	Description

15.1	EY Acknowledgment letter for the interim Ruckus financial information
23.1	Consent of Independent Auditors
99.1	Ruckus Wireless Networks audited financial statements as of December 31, 2025 and December 31, 2024, the notes related thereto, and the Independent Auditors’ Report
99.2	Ruckus Wireless Networks unaudited financial statements for the three months ended March 31, 2026 and 2025, the notes related thereto, and the Independent Auditors’ Report
99.3	Unaudited Pro Forma Financial Information of Belden Inc.
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: September 11, 2026	By:	/s/ Douglas R. Zink
Douglas R. Zink
Vice President and Chief Accounting Officer